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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): March 31, 2000

                            Breakaway Solutions, Inc.

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               (Exact Name of Registrant as Specified in Charter)

                                    Delaware

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                 (State or Other Jurisdiction of Incorporation)

           000-27269                                        04-3285165

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     (Commission File Number)              (I.R.S. Employer Identification No.)

           50 Rowes Wharf
       Boston, Massachusetts                                 02110

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(Address of Principal Executive Offices)                  (Zip Code)

                                 (617) 960-3400

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              (Registrant's Telephone Number, Including Area Code)

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          (Former name or former address, if changed since last report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On March 31, 2000, Breakaway Solutions, Inc. (the "Registrant") completed its acquisition of Eggrock Partners, Inc. ("Eggrock") in a stock for stock transaction. Pursuant to the terms of an Agreement and Plan of Merger, dated as of January 26, 2000 (the "Merger Agreement"), by and among the Registrant, Benedict Acquisition Corp., a Delaware corporation and wholly owned subsidiary of the Registrant ("Transitory Subsidiary"), and Eggrock, Transitory Subsidiary was merged with and into Eggrock and, at 11:59 p.m. EST on March 31, 2000 (the "Effective Time"), Eggrock became a wholly owned subsidiary of the Registrant (the "Merger").

         The Merger occurred following the approval and adoption of the Merger and the Merger Agreement by written consent of the stockholders of Eggrock dated as of March 29, 2000. As a result of the Merger, each outstanding share of Eggrock capital stock was converted into the right to receive 0.511380142 of a share (the "Exchange Ratio") of the Registrant's common stock. Pursuant to the terms of the Merger Agreement, no fractional shares of the Registrant's common stock will be issued in the Merger, and instead each Eggrock stockholder who would otherwise be entitled to receive a fractional share of the Registrant's common stock will receive a cash equivalent based on a market value (as calculated in accordance with the Merger Agreement) of the Registrant's common stock of $65.56 per share. The purchase price was based upon the parties' determination of the fair value of Eggrock, and the terms of the Merger Agreement were determined by arms-length negotiation among the parties.

         In addition, pursuant to the Merger Agreement, each outstanding option to purchase Eggrock common stock under Eggrock's 1999 stock option and grant plan has been assumed by the Registrant (each, an "Assumed Option"). At the Effective Time, each Assumed Option became an option to purchase that number of shares of the Registrant's common stock as is equal (subject to rounding) to the number of shares of Eggrock common stock that was subject to such option immediately prior to the Effective Time, multiplied by the exchange ratio.

         As a result of the Merger, the former stockholders of Eggrock now hold approximately 15% of the issued and outstanding shares of the Registrant's common stock. Additional information relating to (i) the stockholders of both Eggrock and the Registrant, (ii) the respective beneficial ownership of the Registrant's common stock of certain of such stockholders, (iii) the management, including directors and executive officers, of the Registrant as of the Effective Time and (iv) the Merger Agreement and the the Merger, were all previously reported in the Registrant's Registration Statement on Form S-4 (Commission File No. 333-31194) (the "Registration Statement") and pursuant to General Instruction
B. 3 of Form 8-K are not additionally reported herein.

         Eggrock is a full service consulting firm and systems integration firm that focuses on delivering customer-centered e-business solutions to emerging enterprises. The Registrant currently intends to continue to use the tangible assets of Eggrock constituting plant, equipment or other physical property substantially in the same manner in which they were used by Eggrock immediately prior to the Merger.

         The foregoing summary of the Merger and the Merger Agreement is qualified in its entirety by reference to the Registration Statement, and the exhibits and reports filed therewith or incorporated therein by reference.

         This Current Report on Form 8-K contains forward-looking statements which reflect the Registrant's current judgment on certain issues, including the Registrant's use of the assets and businesses acquired by it in the Merger. Because these statements apply to future events, they are subject to risks and uncertainties that could cause the actual results to differ materially. Important factors which could


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cause actual results to differ materially include the ability of the Registrant to successfully integrate the businesses of Eggrock with its businesses, the volatility of the Registrant's quarterly results and the impact of financial charges related to the business combination of Eggrock and the Registrant, the intense competition the Registrant faces, and the other risks described in the Registration Statement and in the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1999, on file with the Securities and Exchange Commission, which factors are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

                  For Eggrock, the audited (A) balance sheets as of December 31, 1999, September 30, 1999 and December 31, 1998, (B) statements of operations for the year ended December 31, 1998, the nine months ended September 30, 1999 and the three months ended December 31, 1999 (C) statements of redeemable convertible preferred stock and members'/stockholders' equity (deficit) for the year ended December 31, 1998, the nine months ended September 30, 1999 and the three months ended December 31, 1999, (D) statements of cash flows for the year ended December 31, 1998 and for the nine months ended September 30, 1999 and the three months ended December 31, 1999, and (E) the notes to such financial statements were all previously reported in the Registration Statement and pursuant to General Instruction B. 3 of Form 8-K are not additionally reported herein.

         (b)      PRO FORMA FINANCIAL INFORMATION

                  An unaudited pro forma consolidated balance sheet as of December 31, 1999 and an unaudited pro forma consolidated statement of operations for the year ended December 31, 1999 and the notes relating to the unaudited pro forma financial statements thereto, were previously reported in the Registration Statement and pursuant to General Instruction B. 3 of Form 8-K are not additionally reported herein.

         (c)      EXHIBITS

                  The Exhibits filed as part of this Current Report on Form 8-K are listed on the Exhibit Index immediately preceding such Exhibits, which
Exhibit Index is incorporated herein by reference. Documents listed on such
Exhibit Index, except for documents identified by footnotes, are being filed as exhibits herewith. Documents identified by footnotes are not being filed herewith and, pursuant to Rule 12b-32 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), reference is made to such documents as previously filed as exhibits filed with the Securities and Exchange Commission. The Registrant's file number under the Exchange Act is 000-27269.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BREAKAWAY SOLUTIONS, INC.

Date:    April 14, 2000             By:     /s/ Gordon Brooks
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                                            Gordon Brooks
                                            President and Chief Executive
                                            Officer


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                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION

2.1 (1) Agreement and Plan of Merger, dated as of January 26, 2000, by and among the Registrant, Benedict Acquisition Corp. and Eggrock Partners, Inc.

4.1 (2) Specimen certificate for shares of the Registrant's common stock.

10.1 (1) Stockholder Agreement, dated January 26, 2000, by and among the Registrant, Benedict Acquisition Corp. and certain stockholders of Eggrock named therein.

10.2 (1)       Form of Registration Rights Agreement.

10.3 (1)       Form of Escrow Agreement.

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(1)            Incorporated herein by reference to the Registrant's Registration
               Statement on Form S-4 (Commission File No. 333-31194).

(2) Incorporated herein by reference to the Registrant's Registration Statement on Form S-1 (Commission File No. 333-83343).

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